Available-for-sale securities	12 Months Ended
Dec. 31, 2014
Available-for-sale securities [Abstract]
Available-for-sale securities
8.	Available-for-sale securities

The Company's long-term investments that are classified as available-for-sale securities were as follows:

	As of December 31,
	2013	2014
	RMB'000	RMB'000
WeCasting Inc.	—	19,852

In November 2014, the Company acquired 10.0% equity stake of WeCasting Inc. by subscribing its Series B convertible redeemable preferred shares with a total cash consideration of US$3,244,000 (equivalent to RMB19,852,000)

The investment was made in the investee in the form of convertible redeemable preferred shares. The preferred shares are convertible into ordinary shares anytime at the option of the Group, or automatically in the event of an IPO of WeCasting Inc. The preferred shares are redeemable at the option of the Group if there is no IPO of WeCasting Inc. after 6 years from the date of investment. Based on the status of WeCasting Inc., the Company believes the redemption clause is substantive, and therefore account for the investment in WeCasting as an available-for-sale debt security.

The available-for-sale debt security is measured at fair value at every period end. Unrealized holding gains and losses for available-for-sale securities are reported in other comprehensive income until realized. There is no significant change in fair value of the investment from the initial investment date to the December 31, 2014.